Exhibit 99.2

Third Quarter 2014 Corporate Headquarters Investor Relations Two North Riverside Plaza Sarah Byrnes Suite 600 (312) 646-2801 Chicago, IL 60606 ir@eqcre.com (312) 646-2800 www.eqcre.com Supplemental Operating and Financial Data

Corporate Information Company Profile and Investor Information 3 Financial Information Key Financial Data 4 Condensed Consolidated Balance Sheets 5 Condensed Consolidated Statements of Operations 7 Calculation of Property Net Operating Income (NOI) 9 Calculation of EBITDA and Adjusted EBITDA 10 Calculation of Fund from Operations (FFO) and Normalized FFO 11 Debt Summary 12 Debt Maturity Schedule 13 Leverage Ratios, Coverage Ratios and Public Debt Covenants 14 Capital Expenditures Summary 15 Acquisitions and Dispositions Information Since January 1, 2014 16 Portfolio Information Portfolio Summary by Property Location 17 Same Property Results of Operations by Location 18 Top 30 Properties by Annualized Rental Revenue 19 Leasing Summary 20 Leasing Summary by Property Location 21 Occupancy and Leasing Analysis by Property Location 22 Tenants Representing 1% or More of Total Annualized Rental Revenue 23 Portfolio Lease Expiration Schedule 24 Property Detail 25 Additional Support Condensed Consolidated Statements of Operations - Discontinued Operations 28 Summary of Equity Investments 29 Definitions 30 Forward-Looking Statements changes in the real estate industry, particularly in those markets in which our properties are located; our ability to raise equity or debt capital; our ability to internalize EQC’s corporate and business operations from RMR; our ability to transition property management to CBRE; the future amount of leasing activity and occupancy rates at our properties; the future rent rates we will be able to charge at our properties; the costs we may incur to lease space in our properties; our ability to declare or pay distributions to our shareholders and the amounts of such distributions; the credit quality of our tenants; the likelihood that our tenants will pay rent, renew leases, enter into new leases or be affected by cyclical economic conditions; our sales of properties; our ability to compete for tenancies effectively; our ability to pay interest on and principal of our debt; our ability to obtain credit facilities, and the availability of borrowings under those credit facilities; and our tax status as a REIT. TABLE OF CONTENTS Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013 and in our most recent Quarterly Report on Form 10-Q. The forward-looking statements contained in this supplement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: 2

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT). EQC is one of the largest commercial office REITs in the United States, with a portfolio of over 42 million square feet located in 30 states, DC and Australia.

	No. of Properties	Sq. Ft.	% Leased	Q3 2014 Revenues	Cash Basis NOI [1]
CBD Properties	40	21,892	84.5%	63.5%	60.1%
Suburban Properties	116	21,027	87.4%	36.5%	39.9%
Total	**156**	**42,919**	**85.9%**	**100.0%**	**100.0%**

Senior Unsecured Debt Ratings

Moody's -- Baa3
Standard & Poor's -- BBB-

NYSE Trading Symbols

Common Stock -- EQC
Preferred Stock Series D -- EQC-PD
Preferred Stock Series E -- EQC-PE
7.50% Senior Notes due 2019 -- EQCNCL
5.75% Senior Notes due 2042 -- EQCO

Board of Trustees

Sam Zell (Chairman)
James S. Corl
Martin L. Edelman
Edward A. Glickman
David A. Helfand
Peter Linneman
James L. Lozier, Jr.
Mary Jane Robertson
Kenneth Shea
Gerald A. Spector
James A. Star

Senior Management

David A. Helfand
President and Chief Executive Officer

David S. Weinberg
Executive Vice President and Chief Operating Officer

Adam S. Markman
Executive Vice President, Chief Financial Officer and Treasurer

Orrin S. Shifrin
Executive Vice President, General Counsel and Secretary

Equity Research Coverage [2]

Bank of America / Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

RBC Capital Markets
Rich Moore
(440) 715-2646
rich.moore@rbccm.com

JMP Securities
Mitch Germain
(212) 906-3546
mgermain@jmpsecurities.com

Citigroup
Michael Bilerman
(212) 816-1383
michael.bilerman@citi.com

Stifel Nicolaus
John Guinee
(443) 224-1307
jwguinee@stifel.com

Green Street Advisors
John Bejjani
(949) 640-8780
jbejjani@greenst.com

Debt Research Coverage [2]

Bank of America / Merrill Lynch
Thomas Truxillo
(980) 386-5212
thomas.c.truxillo_jr@baml.com

Credit Suisse
John Giordano
(212) 538-4935
john.giordano@credit-suisse.com

Wells Fargo Securities
Thierry Perrein
(704) 715-8455
thierry.perrein@wellsfargo.com

Citigroup
Thomas Cook
(212) 723-1112
thomas.n.cook@citigroup.com

Rating Agencies [2]

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Jaime Gitler
(212) 438-5049
jaime.gitler@standardandpoors.com

(1) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(2) Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA

(dollar and share amounts in thousands, except per share data)

	As of and for the Three Months Ended				
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
OPERATING INFORMATION					
Percent leased	85.9%	86.7%	86.5%	87.0%	86.8%
Total revenues	$ 216,595	$ 215,194	$ 217,260	$ 214,028	$ 214,201
NOI [(1)]	117,203	122,493	115,529	114,568	111,851
Cash Basis NOI [(1)]	114,571	124,435	111,292	110,440	107,346
Adjusted EBITDA [(1)]	99,626	125,736	116,116	126,332	120,810
NOI margin [(2)]	54.1%	56.9%	53.2%	53.5%	52.2%
Net income (loss)	156,740	5,385	20,448	(5,301)	(216,207)
Net income (loss) available for EQC common shareholders	149,759	(17,802)	9,297	(16,452)	(227,466)
Normalized FFO available for EQC common shareholders [(1)]	57,306	81,317	60,967	72,370	63,706
Common distributions paid	-	-	29,597	29,596	29,579
SHARES OUTSTANDING AND PER SHARE DATA					
Shares Outstanding					
Common stock outstanding (at end of period)	128,894	128,860	118,414	118,387	118,388
Preferred stock outstanding (at end of period) [(3)]	15,915	15,917	26,180	26,180	26,180
Weighted Average Shares Outstanding - EPS & FFO					
Weighted Average Common shares outstanding -- basic	128,880	123,812	118,400	118,387	118,328
Weighted Average Common shares outstanding -- diluted [(3)]	131,243	123,812	118,400	118,387	118,328
Weighted Average Shares Outstanding - Normalized FFO					
Weighted Average Common shares outstanding -- basic and diluted [(3)]	128,880	123,812	118,400	118,387	118,328
Per Share Data					
Net income (loss) available for EQC common shareholders - basic	$ 1.16	$ (0.14)	$ 0.08	$ (0.14)	$ (1.92)
Net income (loss) available for EQC common shareholders - diluted [(3)]	1.16	(0.14)	0.08	(0.14)	(1.92)
Normalized FFO available for EQC common shareholders - diluted [(3)]	0.44	0.66	0.51	0.61	0.54
Common distributions paid	-	-	0.25	0.25	0.25
BALANCE SHEET					
Total assets	$6,170,796	$6,593,360	$6,600,714	$6,646,434	$6,821,987
Gross book value of real estate assets [(4)]	6,350,633	6,360,275	6,613,524	6,575,169	6,781,099
Total liabilities	2,681,793	3,222,472	3,241,644	3,282,848	3,400,954
MARKET CAPITALIZATION					
Total debt (book value) [(5)]	$2,442,942	$2,986,604	$3,009,627	$3,025,428	$3,134,948
Plus: Market value of preferred shares (at end of period)	400,571	403,997	657,820	551,142	569,947
Plus: Market value of common shares (at end of period)	3,313,853	3,391,593	3,114,281	2,759,599	2,593,871
Total market capitalization	$6,157,366	$6,782,194	$6,781,728	$6,336,169	$6,298,766
RATIOS					
Total debt [(5)] / total market capitalization	39.7%	44.0%	44.4%	47.7%	49.8%
Net debt [(6)] / annualized adjusted EBITDA	4.6x	5.1x	6.1x	5.5x	6.1x
Adjusted EBITDA / interest expense	2.8x	3.3x	3.0x	3.2x	3.0x

(1) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(2) NOI margin is defined as NOI as a percentage of total revenues.

(3) As of September 30, 2014, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which for GAAP earnings per common share and FFO per common share, were dilutive for the three months ended September 30, 2014 and anti-dilutive for all other periods presented. The series D preferred shares outstanding were anti-dilutive for all periods presented with respect to Normalized FFO per common share.

(4) Gross book value of real estate assets is real estate properties, at cost, plus acquisition costs, before purchase price allocations and after impairment write downs, if any.

(5) Total debt includes net unamortized premiums and discounts, and mortgage debt related to properties classified as held for sale totaling $19,688, $20,018 and $20,127 as of March 31, 2104, December 31, 2013, and September 30, 2013, respectively. Total debt excludes the debt of our unconsolidated equity investees.

(6) Net debt is calculated as Total debt minus cash and cash equivalents.

September 30, December 31, 2014 2013 ASSETS Real estate properties: Land 740,448 $ 699,135 $ Buildings and improvements 5,145,916 4,838,030 5,886,364 5,537,165 Accumulated depreciation (988,323) (895,059) 4,898,041 4,642,106 Properties held for sale - 573,531 Acquired real estate leases, net 212,584 255,812 Equity investments - 517,991 Cash and cash equivalents 597,405 222,449 Restricted cash 15,554 22,101 Rents receivable, net of allowance for doubtful accounts of $7,013 and $7,885, respectively 238,207 223,769 Other assets, net 209,005 188,675 Total assets 6,170,796 $ 6,646,434 $ LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility - $ 235,000 $ Senior unsecured debt, net 1,823,182 1,855,900 Mortgage notes payable, net 619,760 914,510 Liabilities related to properties held for sale - 28,734 Accounts payable and accrued expenses 163,075 165,855 Assumed real estate lease obligations, net 28,950 33,935 Rent collected in advance 26,197 27,553 Security deposits 13,648 11,976 Distributions payable 6,981 - Due to related persons - 9,385 Total liabilities 2,681,793 $ 3,282,848 $ Shareholders' equity: Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized; Series D preferred shares; 6 1/2% cumulative convertible; 119,266 $ 368,270 $ Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000 265,391 265,391 Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 128,893,552 and 118,386,918 shares issued and outstanding, respectively 1,289 1,184 Additional paid in capital 4,484,552 4,213,474 Cumulative net income 2,392,413 2,209,840 Cumulative other comprehensive loss (39,765) (38,331) Cumulative common distributions (3,111,868) (3,082,271) Cumulative preferred distributions (622,275) (573,971) Total shareholders' equity 3,489,003 $ 3,363,586 $ Total liabilities and shareholders' equity 6,170,796 $ 6,646,434 $ (amounts in thousands, except share data) CONDENSED CONSOLIDATED BALANCE SHEETS 4,915,497 and 15,180,000 shares issued and outstanding, respectively, aggregate liquidation preference of $122,887 and $379,500, respectively 5

September 30, December 31, 2014 2013 Additional Balance Sheet Information Straight-line rents receivable 219,053 $ 199,587 $ Tenant accounts receivable, net of allowance for doubtful accounts 7,236 9,794 Other 11,918 14,388 Rents receivable, net of allowance for doubtful accounts 238,207 $ 223,769 $ Capitalized lease incentives 15,582 $ 15,258 $ Deferred financing fees 19,992 24,529 Deferred leasing costs 121,160 100,768 Other 52,271 48,120 Other assets, net 209,005 $ 188,675 $ Accounts payable 6,013 $ 16,011 $ Accrued interest 20,324 26,882 Accrued taxes 57,033 62,532 Due to RMR (1) 26,137 - Other accrued liabilities 53,568 60,430 Accounts payable and accrued expenses 163,075 $ 165,855 $ (1) Due to RMR represents amounts payable to REIT Management and Research Inc. (RMR), EQC's former external advisor. RMR was a related person as of December 31, 2013, and such amounts were included in Due to related persons as of that date. RMR ceased to be a related person after certain of EQC's former officers, who were also officers of RMR, resigned. 6

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2014	2013	2014	2013
Revenues				
Rental income [(1)]	$ 174,216	$ 170,908	$ 518,663	$ 592,221
Tenant reimbursements and other income	42,379	43,293	130,386	146,780
Total revenues	**$ 216,595**	**$ 214,201**	**$ 649,049**	**$ 739,001**
Expenses				
Operating expenses	$ 99,392	$ 102,350	$ 293,824	$ 310,585
Depreciation and amortization	57,213	56,465	168,693	182,494
General and administrative	47,450	25,742	96,395	63,454
Loss on asset impairment	-	124,253	17,922	124,253
Acquisition related costs	-	(436)	5	337
Total expenses	**$ 204,055**	**$ 308,374**	**$ 576,839**	**$ 681,123**
Operating income (loss)	**$ 12,540**	**$ (94,173)**	**$ 72,210**	**$ 57,878**
Interest and other income	$ 406	$ 227	$ 1,071	$ 931
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $(91), $(608), $(700), and $265, respectively)	(35,245)	(39,236)	(111,079)	(134,452)
Gain (loss) on early extinguishment of debt	6,699	-	6,699	(60,027)
Gain on sale of equity investments	171,754	-	171,721	66,293
Gain on issuance of shares by an equity investee	-	-	17,020	-
Income (loss) from continuing operations before income tax expense and equity in earnings of investees	156,154	(133,182)	157,642	(69,377)
Income tax expense	(703)	(785)	(2,166)	(2,527)
Equity in earnings of investees	1,072	10,492	24,460	14,913
Income (loss) from continuing operations	156,523	(123,475)	179,936	(56,991)
Discontinued operations:				
Income from discontinued operations [(1)]	95	95	8,220	1,732
Gain (loss) on asset impairment from discontinued operations	122	(92,827)	(2,238)	(101,362)
Loss on early extinguishment of debt from discontinued operations	-	-	(3,345)	-
Net gain on sale of properties from discontinued operations	-	-	-	3,359
Income (loss) before gain on sale of properties	156,740	(216,207)	182,573	(153,262)
Gain on sale of properties	-	-	-	1,596
Net income (loss)	**$ 156,740**	**$ (216,207)**	**$ 182,573**	**$ (151,666)**
Net income attributable to noncontrolling interest in consolidated subsidiary	-	(108)	-	(20,093)
Net income (loss) attributable to Equity Commonwealth	**$ 156,740**	**$ (216,315)**	**$ 182,573**	**$ (171,759)**
Preferred distributions	$ (6,981)	$ (11,151)	$ (25,114)	$ (33,453)
Distribution on conversion of preferred shares	-	-	(16,205)	-
Net income (loss) available for EQC common shareholders	**$ 149,759**	**$ (227,466)**	**$ 141,254**	**$ (205,212)**

(1) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(amounts in thousands, except per share data)

	For the Three Months Ended September 30, 2014	For the Three Months Ended September 30, 2013	For the Nine Months Ended September 30, 2014	For the Nine Months Ended September 30, 2013
Amounts available for EQC common shareholders:				
Income (loss) from continuing operations	$ 149,542	$ (134,734)	$ 138,617	$ (108,941)
Income from discontinued operations	95	95	8,220	1,732
Gain (loss) on asset impairment from discontinued operations	122	(92,827)	(2,238)	(101,362)
Loss on early extinguishment of debt from discontinued operations	-	-	(3,345)	-
Net gain on sale of properties from discontinued operations	-	-	-	3,359
Net income (loss)	$ 149,759	$ (227,466)	$ 141,254	$ (205,212)
Weighted average common shares outstanding - basic [1]	128,880	118,328	123,736	110,353
Weighted average common shares outstanding - diluted [1]	131,243	118,328	123,736	110,353
Basic and diluted earnings per common share available for EQC common shareholders [1]:				
Income (loss) from continuing operations	$ 1.16	$ (1.14)	$ 1.12	$ (0.99)
Income (loss) from discontinued operations	$ -	$ (0.78)	$ 0.02	$ (0.87)
Net income (loss)	$ 1.16	$ (1.92)	$ 1.14	$ (1.86)

Additional Income Statement Information

	Three Months 2014	Three Months 2013	Nine Months 2014	Nine Months 2013
General and administrative expenses / total revenues	21.91%	12.02%	14.85%	8.59%
General and administrative expenses / total assets (at end of period)	0.77%	0.38%	1.56%	0.93%
Continuing Operations:				
Straight line rent adjustments within rental income [2]	$ 3,197	$ 6,536	$ 10,172	$ 26,280
Lease value amortization within rental income [2]	(2,099)	(2,443)	(8,517)	(7,865)
Lease termination fees within rental income	1,534	412	3,272	1,723
Shareholder litigation and transition related expenses within general and administrative	27,777	14,224	36,582	23,399
General and administrative paid to RMR [3]				
Business management fee	9,334	9,183	28,558	31,232
Business management incentive fee	2,124	644	15,349	2,170
Discontinued Operations:				
Straight line rent adjustments [2]	$ -	$ (278)	$ 226	$ (224)
Lease value amortization [2]	-	187	-	649
Lease termination fees	-	72	126	332

(1) As of September 30, 2014, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which for earnings per common share available for EQC common shareholders is dilutive for the three months ended September 30, 2014, and anti-dilutive for all other periods presented.

(2) We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations include non-cash straight line rent adjustments. Rental income and income from discontinued operations also include non-cash amortization of intangible lease assets and liabilities.

(3) Amounts represent general and administrative expenses under our and SIR's business management agreement (amounts for SIR are only for the period when SIR was a consolidated subsidiary of EQC).

September 30, September 30, 2014 2013 2014 2013 Calculation of NOI and Cash Basis NOI (1): Rental income 174,216 $ 170,908 $ 518,663 $ 592,221 $ Tenant reimbursements and other income 42,379 43,293 130,386 146,780 Operating expenses (99,392) (102,350) (293,824) (310,585) NOI 117,203 111,851 355,225 428,416 Straight line rent adjustments (3,197) (6,536) (10,172) (26,280) Lease value amortization 2,099 2,443 8,517 7,865 Lease termination fees (1,534) (412) (3,272) (1,723) Cash Basis NOI 114,571 $ 107,346 $ 350,298 $ 408,278 $ Reconciliation of Cash Basis NOI to GAAP Operating Income (Loss) Cash Basis NOI 114,571 $ 107,346 $ 350,298 $ 408,278 $ Straight line rent adjustments 3,197 6,536 10,172 26,280 Lease value amortization (2,099) (2,443) (8,517) (7,865) Lease termination fees 1,534 412 3,272 1,723 NOI 117,203 111,851 355,225 428,416 Depreciation and amortization (57,213) (56,465) (168,693) (182,494) General and administrative (47,450) (25,742) (96,395) (63,454) Loss on asset impairment - (124,253) (17,922) (124,253) Acquisition related costs - 436 (5) (337) Operating Income (Loss) 12,540 (94,173) 72,210 57,878 (1) Excludes properties classified as discontinued operations for the period ended September 30, 2014. For the Nine Months Ended CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) (amounts in thousands) For the Three Months Ended 9

September 30, September 30, 2014 2013 2014 2013 Net income (loss) 156,740 $ (216,207) $ 182,573 $ (151,666) $ Plus: Interest expense from continuing operations 35,245 39,236 111,079 134,452 Interest expense from discontinued operations 31 436 608 1,326 Income tax expense 703 785 2,166 2,527 Depreciation and amortization from continuing operations 57,213 56,465 168,693 182,494 Depreciation and amortization from discontinued operations - 3,842 - 11,725 EBITDA from equity investees 1,564 15,528 36,103 22,552 Less: Equity in earnings of investees (1,072) (10,492) (24,460) (14,913) EBITDA 250,424 $ (110,407) $ 476,762 $ 188,497 $ Plus: Loss on asset impairment from continuing operations - 124,253 17,922 124,253 (Gain) loss on asset impairment from discontinued operations (122) 92,827 2,238 101,362 Acquisition related costs from continuing operations - (436) 5 337 (Gain) loss on early extinguishment of debt from continuing operations (6,699) - (6,699) 60,027 Loss on early extinguishment of debt from discontinued operations - - 3,345 - Shareholder litigation and transition costs 27,777 14,224 36,582 23,399 Adjusted EBITDA from equity investees, net of EBITDA - 349 64 (1,133) Less: Gain on sale of properties - - - (1,596) Net gain on sale of properties from discontinued operations - - - (3,359) Gain on sale of equity investments (171,754) - (171,721) (66,293) Gain on issuance of shares by an equity investee - - (17,020) - Adjusted EBITDA 99,626 $ 120,810 $ 341,478 $ 425,494 $ For the Nine Months Ended CALCULATION OF EBITDA AND ADJUSTED EBITDA (amounts in thousands) For the Three Months Ended 10

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO

(amounts in thousands, except per share data)

	For the Three Months Ended September 30, 2014	For the Three Months Ended September 30, 2013	For the Nine Months Ended September 30, 2014	For the Nine Months Ended September 30, 2013
Calculation of FFO				
Net income (loss) attributable to Equity Commonwealth	$ 156,740	$ (216,315)	$ 182,573	$ (171,759)
Plus: Depreciation and amortization from continuing operations	57,213	56,465	168,693	182,494
Depreciation and amortization from discontinued operations	-	3,842	-	11,725
Loss on asset impairment from continuing operations	-	124,253	17,922	124,253
(Gain) loss on asset impairment from discontinued operations	(122)	92,827	2,238	101,362
FFO from equity investees	1,456	14,095	33,007	18,996
Net income attributable to noncontrolling interest	-	108	-	20,093
Less: FFO attributable to noncontrolling interest	-	(142)	-	(26,270)
Gain on sale of properties	-	-	-	(1,596)
Net gain on sale of properties from discontinued operations	-	-	-	(3,359)
Equity in earnings of investees	(1,072)	(10,492)	(24,460)	(14,913)
FFO attributable to Equity Commonwealth	214,215	64,641	379,973	241,026
Less: Preferred distributions	(6,981)	(11,151)	(25,114)	(33,453)
FFO available for EQC common shareholders	**$ 207,234**	**$ 53,490**	**$ 354,859**	**$ 207,573**
Calculation of Normalized FFO				
FFO available for EQC common shareholders	$ 207,234	$ 53,490	$ 354,859	$ 207,573
Recurring adjustments:				
Lease value amortization from continuing operations	2,099	2,443	8,517	7,865
Lease value amortization from discontinued operations	-	(187)	-	(649)
Straight line rent from continuing operations	(3,197)	(6,536)	(10,172)	(26,280)
Straight line rent from discontinued operations	-	278	(226)	224
(Gain) loss on early extinguishment of debt from continuing operations	(6,699)	-	(6,699)	60,027
Loss on early extinguishment of debt from discontinued operations	-	-	3,345	-
Minimum cash rent from direct financing lease [(1)]	2,032	2,031	6,096	6,093
Gain on sale of equity investments	(171,754)	-	(171,721)	(66,293)
Gain on issuance of shares by an equity investee	-	-	(17,020)	-
Interest earned from direct financing lease	(186)	(272)	(623)	(877)
Normalized FFO from equity investees, net of FFO	-	(1,349)	(3,353)	(1,445)
Normalized FFO from noncontrolling interest, net of FFO	-	20	-	1,987
Other items which affect comparability:				
Shareholder litigation and transition related expenses	27,777	14,224	36,582	23,399
Acquisition related costs from continuing operations	-	(436)	5	337
Normalized FFO available for EQC common shareholders	**$ 57,306**	**$ 63,706**	**$ 199,590**	**$ 211,961**
Weighted average common shares outstanding -- basic	128,880	118,328	123,736	110,353
Weighted average common shares outstanding -- diluted [(2)]	131,243	118,328	123,736	110,353
FFO available for EQC common shareholders per share -- basic	$ 1.61	$ 0.45	$ 2.87	$ 1.88
FFO available for EQC common shareholders per share -- diluted [(2)]	$ 1.59	$ 0.45	$ 2.87	$ 1.88
Normalized FFO available for EQC common shareholders per share -- basic & diluted [(2)]	$ 0.44	$ 0.54	$ 1.61	$ 1.92

(1) Contractual cash payments from one tenant at Arizona Center for 2014 is approximately $8,098 and will decrease to approximately $226 of rent in 2016, excluding variable management fees and reimbursements. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease, and as such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations is de minimis. This direct financing lease has an expiration date in 2045.

(2) As of September 30, 2014, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares, which for FFO per common share, were dilutive for the three months ended September 30, 2014 and anti-dilutive for all other periods presented. The series D preferred shares outstanding were anti-dilutive for all periods presented with respect to Normalized FFO.

DEBT SUMMARY
As of September 30, 2014
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:					
Unsecured Floating Rate Debt:					
Revolving credit facility (LIBOR + 150 bps) (1)	1.654%	$ -	10/19/2015	$ -	1.1
Term loan (LIBOR + 185 bps) (2)	2.004%	500,000	12/15/2016	500,000	2.2
Total / weighted average unsecured floating rate debt	**2.004%**	**$ 500,000**		**$ 500,000**	**2.2**
Unsecured Fixed Rate Debt:					
5.75% Senior Unsecured Notes due 2015	5.750%	$ 138,773	11/1/2015	$ 138,773	1.1
6.25% Senior Unsecured Notes due 2016	6.250%	139,104	8/15/2016	139,104	1.9
6.25% Senior Unsecured Notes due 2017	6.250%	250,000	6/15/2017	250,000	2.7
6.65% Senior Unsecured Notes due 2018	6.650%	250,000	1/15/2018	250,000	3.3
7.50% Senior Unsecured Notes due 2019 (3)	7.500%	125,000	11/15/2019	125,000	5.1
5.875% Senior Unsecured Notes due 2020	5.875%	250,000	9/15/2020	250,000	6.0
5.75% Senior Unsecured Notes due 2042	5.750%	175,000	8/1/2042	175,000	27.9
Total / weighted average unsecured fixed rate debt	**6.254%**	**$ 1,327,877**		**$ 1,327,877**	**6.7**
Secured Fixed Rate Debt:					
6200 Glenn Carlson Drive (4)	5.990%	$ 7,762	2/1/2015	$ 7,580	0.3
111 Monument Circle	5.235%	116,000	3/1/2016	116,000	1.4
225 Water Street (5)	6.030%	40,059	5/11/2016	38,994	1.6
111 East Wacker Drive	6.290%	143,148	7/11/2016	139,478	1.8
2501 20th Place South	7.360%	10,405	8/1/2016	9,333	1.8
Parkshore Plaza	5.670%	41,275	5/1/2017	41,275	2.6
1735 Market Street (6)	5.660%	171,798	12/2/2019	160,710	5.2
206 East 9th Street	5.690%	28,075	1/5/2021	24,836	6.3
1320 Main Street	5.300%	39,138	6/1/2021	34,113	6.7
33 Stiles Lane	6.750%	3,215	3/1/2022	-	7.4
97 Newberry Road	5.710%	6,927	3/1/2026	-	11.4
Total / weighted average secured fixed rate debt	**5.770%**	**$ 607,802**		**$ 572,319**	**3.4**
Total / weighted average	**5.261%**	**$ 2,435,679** (7)		**$ 2,400,196**	**5.0**

(1) Represents amounts outstanding on EQC's $750,000 revolving credit facility as of September 30, 2014. Interest rate presented is as of September 30, 2014, which equals LIBOR plus 1.5%. The spread over LIBOR varies depending upon EQC's credit rating. We have begun discussions with our lenders to recast the current $750,000 unsecured revolving credit facility that matures on October 19, 2015.

(2) Represents amounts outstanding on EQC's term loan as of September 30, 2014. The interest rate presented is as of September 30, 2014, equals LIBOR plus 1.85%. The spread over LIBOR varies depending upon EQC's credit rating. We have begin discussions with our lenders to recast the current $500,000 unsecured term loan that matures on December 15, 2016.

(3) On October 1, 2014 we issued a notice to the trustee to redeem at par $125.0 million of our 7.50% unsecured senior notes due 2019. The notes will be redeemed on November 17, 2014.

(4) On October 31, 2014 we repaid the remaining balance of the mortgage loan secured by 6200 Glenn Carlson Drive at par.

(5) On October 10, 2014, we were notified by the lender that our decision to cease making loan servicing payments on the mortgage loan secured by 225 Water Street created an event of default effective July 11, 2014, and the lender has exercised its option to accelerate the maturity of the unpaid balance of $40,059.

(6) Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.

(7) Total debt outstanding as of September 30, 2014, including net unamortized premiums and discounts, was $2,442,942.

DEBT MATURITY SCHEDULE

(dollars in thousands)

Scheduled Principal Payments During Period

Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt	Secured Fixed Rate Debt		Total		Weighted Average Interest Rate [1]
2014	$ -		$ -	$ 1,734		$ 1,734		6.1%
2015	-		138,773	14,608		153,381		5.8%
2016	500,000	[2]	139,104	309,604		948,708		3.9%
2017	-		250,000	45,592	[3]	295,592		6.2%
2018	-		250,000	4,614		254,614		6.6%
2019	-		125,000	165,422		290,422		6.5%
2020	-		250,000	2,523		252,523		5.9%
2021	-		-	60,470		60,470		5.5%
2022	-		-	799		799		5.9%
2023	-		-	702		702		5.7%
Thereafter	-		175,000	1,734		176,734		5.7%
Total	**$ 500,000**		**$ 1,327,877**	**$ 607,802**		**$ 2,435,679**	[4]	**5.3%**
Percent	20.5%		54.5%	25.0%		100.0%		

[1] Based on current contractual interest rates.

[2] Represents amounts outstanding under EQC's term loan which matures on December 15, 2016. We have begin discussions with our lenders to recast the current $500,000 unsecured term loan, as well as the undrawn current $750,000 unsecured revolving credit facility that matures on October 19, 2015.

[3] On October 10, 2014, we were notified by the lender that our decision to cease making loan servicing payments on the mortgage loan secured by 225 Water Street created an event of default effective July 11, 2014, and the lender has exercised its option to accelerate the maturity of the unpaid balance of $40,059.

[4] Total debt outstanding as of September 30, 2014, including net unamortized premiums and discounts, was $2,442,942.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

(dollars in thousands)

	As of and for the Three Months Ended				
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Leverage Ratios					
Total debt [1] / total assets	39.6%	45.3%	45.6%	45.5%	46.0%
Total debt [1] / gross book value of real estate assets [2]	38.5%	47.0%	45.5%	46.0%	46.2%
Total debt [1] / gross book value of real estate assets, plus book value equity investments [2]	38.5%	43.3%	42.2%	42.7%	43.0%
Total debt [1] / total book capitalization	41.2%	47.0%	47.3%	47.4%	47.8%
Total debt [1] / total market capitalization	39.7%	44.0%	44.4%	47.7%	49.8%
Total debt [1] / annualized adjusted EBITDA	6.1x	6.0x	6.4x	6.0x	6.5x
Net debt [3] / annualized adjusted EBITDA	4.6x	5.1x	6.1x	5.5x	6.1x
Secured debt / total assets	10.0%	13.6%	13.9%	14.1%	13.9%
Variable rate debt / total debt [1]	20.5%	24.6%	24.4%	24.3%	23.4%
Variable rate debt / total assets	8.1%	11.1%	11.1%	11.1%	10.8%
Coverage Ratios					
Adjusted EBITDA [4] / interest expense	2.8x	3.3x	3.0x	3.2x	3.0x
Adjusted EBITDA [4] / interest expense + preferred distributions	2.4x	2.8x	2.4x	2.5x	2.4x
Public Debt Covenants					
Debt / adjusted total assets [5] (maximum 60%)	33.4%	38.9%	38.8%	38.9%	38.4%
Secured debt / adjusted total assets [5] (maximum 40%)	8.5%	11.6%	11.8%	12.0%	11.6%
Consolidated income available for debt service [6] / debt service (minimum 1.5x)	3.4x	3.1x	3.2x	3.3x	3.2x
Total unencumbered assets [5] / unsecured debt (minimum 150% / 200%)	348.7%	302.8%	304.4%	303.9%	305.9%

(1) Total debt includes net unamortized premiums and discounts and mortgage debt totaling $19,688, $20,018 and $20,127 as of March 31, 2014, December 31, 2013, and September 30, 2013, respectively, related to properties held for sale. Total debt excludes the debt of our unconsolidated equity investees.

(2) Gross book value of real estate assets is real estate properties, at cost, plus acquisition costs, before purchase price allocations and after impairment write downs, if any.

(3) Net debt is calculated as Total debt minus cash and cash equivalents.

(4) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

(5) Adjusted total assets and total unencumbered assets includes original cost of real estate assets calculated in accordance with GAAP and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

(6) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on acquisitions and sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013 Tenant improvements 10,719 $ 11,687 $ 19,843 $ 30,563 $ 15,405 $ Leasing costs 15,838 5,661 5,075 11,810 14,382 Building improvements 5,897 4,659 4,244 8,137 8,676 Development, redevelopment and other activities 2,273 2,804 3,743 8,796 3,994 Total capital expenditures 34,727 24,811 32,905 59,306 42,457 Average square feet during period (1) 42,919 44,309 45,698 48,650 51,667 Building improvements per average sq. ft. during period 0.14 $ 0.11 $ 0.09 $ 0.17 $ 0.17 $ (1) Average square feet during each period includes properties held for sale at the end of each period. As of September 30, 2014, EQC did not have any properties classified as held for sale. Average square feet was adjusted for the three months ended September 30, 2013 to exclude 25,392 square feet attributable to SIR's properties because SIR ceased to be a consolidated subsidiary of EQC as of July 2, 2013. For the Three Months Ended CAPITAL EXPENDITURES SUMMARY (dollars and square feet in thousands, except per square foot data) 15

ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2014

(dollars in thousands)

Acquisitions:

There were no acquisitions during the period.

Dispositions:

On June 27, 2014, EQC sold its interest in 14 properties (43 buildings) for an aggregate gross sales price of $215,900, excluding mortgage debt repayments and closing costs.

	Date Sold	Property	City	State	No. of Bldgs	Property Location	Square Feet	% Leased [(1)]	Net Book Value [(2)]	Annualized Rental Revenue [(1)]	Mortgage Debt [(3)]
1.	6/27/2014	11201 N. Tatum Boulevard	Phoenix	AZ	1	Suburban	109,961	36.8%	$ 9,339	$ 767	$ -
2.	6/27/2014	Dominguez Technology Center	Carson	CA	5	Suburban	402,000	100.0%	39,678	5,906	-
3.	6/27/2014	Madrone Business Park	Morgan Hill	CA	3	Suburban	308,665	70.0%	37,161	4,807	11,226
4.	6/27/2014	8555 Aero Drive	San Diego	CA	1	Suburban	48,561	65.6%	2,587	562	-
5.	6/27/2014	Fountainview Business Park	San Diego	CA	3	Suburban	89,976	81.6%	7,571	1,514	-
6.	6/27/2014	400 Princeton Boulevard	Adairsville	GA	1	Suburban	292,000	100.0%	8,068	876	-
7.	6/27/2014	Corporate Square	Atlanta	GA	5	Suburban	246,225	84.9%	11,585	3,359	-
8.	6/27/2014	1000 Holcomb Woods Parkway	Roswell	GA	8	Suburban	244,379	70.4%	10,411	1,952	-
9.	6/27/2014	500 4th Street & Roma	Albuquerque	NM	2	CBD	229,123	67.8%	15,114	2,722	-
10.	6/27/2014	Stephenson Center	Columbia	SC	3	Suburban	104,300	75.7%	4,681	1,233	-
11.	6/27/2014	Synergy Business Park	Columbia	SC	4	Suburban	311,382	71.0%	17,750	3,392	-
12.	6/27/2014	6060 Primacy Parkway	Memphis	TN	1	Suburban	130,574	56.4%	6,164	1,273	-
13.	6/27/2014	Stafford Commerce Center	Stafford	VA	4	Suburban	149,023	25.4%	16,107	960	4,331
14.	6/27/2014	Stafford Commerce Park	Stafford	VA	2	Suburban	117,929	34.7%	13,332	1,041	4,203
					43		**2,784,098**	**73.4%**	**$ 199,548**	**$ 30,364**	**$ 19,760**

[(1)] Percent leased and annualized rental revenue is as of March 31, 2014.

[(2)] Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations and impairment write downs, if any.

[(3)] In connection with the mortgage debt repayments, EQC paid $2,270 of yield maintenance for Madrone, CA and $547 in defeasance costs for Stafford, VA.

CBD Suburban Properties Properties Total Number of properties 40 116 156 Percent of total 25.6% 74.4% 100.0% Total square feet 21,892 21,027 42,919 Percent of total 51.0% 49.0% 100.0% Leased square feet 18,508 18,369 36,877 Percent leased (2) 84.5% 87.4% 85.9% Total revenues 137,475 $ 79,131 $ 216,606 $ Percent of total 63.5% 36.5% 100.0% NOI (3) 71,596 $ 45,615 $ 117,211 $ Percent of total 61.1% 38.9% 100.0% Cash Basis NOI (3) 68,844 $ 45,735 $ 114,579 $ Percent of total 60.1% 39.9% 100.0% (1) (2) (3) As of and for the Three Months Ended September 30, 2014 SAME PROPERTY SUMMARY BY PROPERTY LOCATION (1) (square feet and dollars in thousands) Includes properties continuously owned from July 1, 2013 through September 30, 2014, and excludes amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results. Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. 17

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY LOCATION

(dollars and square feet in thousands)

	As of and for the Three Months Ended September 30, 2014 (1)	As of and for the Three Months Ended September 30, 2013	Change	As of and for the Nine Months Ended September 30, 2014 (1)	As of and for the Nine Months Ended September 30, 2013	Change
Total						
Properties	156	156		156	156	
Square feet	42,919	42,867		42,919	42,867	
% Leased	85.9%	86.8%	(0.9%)	85.9%	86.8%	(0.9%)
Revenues						
Cash rental income	$ 171,595	$ 166,032		$ 513,745	$ 500,257	
Straight line adjustment	3,197	6,487		10,171	20,576	
Above/below market rent amortization	(2,099)	(2,440)		(8,516)	(7,365)	
Early termination income	1,534	412		3,272	1,724	
Rental income	174,227	170,491		518,672	515,192	
Tenant reimbursements	40,827	42,086		126,124	128,995	
Other income	1,552	1,221		4,265	4,180	
Total revenues	216,606	213,798	1.3%	649,061	648,367	0.1%
Total revenues excluding non-cash rental and termination income	213,974	209,339	2.2%	644,134	633,432	1.7%
Operating expenses	99,395	102,225	(2.8%)	293,860	293,624	0.1%
Net operating income (NOI)	117,211	111,573	5.1%	355,201	354,743	0.1%
margin	*54.1%*	*52.2%*		*54.7%*	*54.7%*	
Cash Basis NOI	**$ 114,579**	**$ 107,114**	**7.0%**	**$ 350,274**	**$ 339,808**	**3.1%**
margin	*53.5%*	*51.2%*		*54.4%*	*53.6%*	
CBD						
Properties	40	40		40	40	
Square feet	21,892	21,843		21,892	21,843	
% Leased	84.5%	85.8%	(1.3%)	84.5%	85.8%	(1.3%)
Revenues						
Cash rental income	$ 107,070	$ 105,222		$ 322,487	$ 321,349	
Straight line adjustment	3,115	4,883		8,058	11,920	
Above/below market rent amortization	(1,545)	(1,831)		(7,196)	(5,400)	
Termination income	1,182	340		2,806	755	
Rental income	109,822	108,614		326,155	328,624	
Tenant reimbursements	26,621	27,984		83,068	86,439	
Other income	1,032	1,022		3,291	3,513	
Total revenues	137,475	137,620	(0.1%)	412,514	418,576	(1.4%)
Total revenues excluding non-cash rental and termination income	134,723	134,228	0.4%	408,846	411,301	(0.6%)
Operating expenses	65,879	68,997	(4.5%)	195,752	197,167	(0.7%)
Net operating income (NOI)	71,596	68,623	4.3%	216,762	221,409	(2.1%)
margin	*52.1%*	*49.9%*		*52.5%*	*52.9%*	
CBD Cash Basis NOI	**$ 68,844**	**$ 65,231**	**5.5%**	**$ 213,094**	**$ 214,134**	**(0.5%)**
margin	*51.1%*	*48.6%*		*52.1%*	*52.1%*	
Suburban						
Properties	116	116		116	116	
Square feet	21,027	21,023		21,027	21,023	
% Leased	87.4%	87.9%	(0.5%)	87.4%	87.9%	(0.5%)
Revenues						
Cash rental income	$ 64,525	$ 60,810		$ 191,258	$ 178,908	
Straight line adjustment	82	1,604		2,113	8,656	
Above/below market rent amortization	(554)	(609)		(1,320)	(1,965)	
Termination income	352	72		466	969	
Rental income	64,405	61,877		192,517	186,568	
Tenant reimbursements	14,206	14,102		43,056	42,556	
Other income	520	199		974	667	
Total revenues	79,131	76,178	3.9%	236,547	229,791	2.9%
Total revenues excluding non-cash rental and termination income	79,251	75,111	5.5%	235,288	222,131	5.9%
Operating expenses	33,516	33,228	0.9%	98,108	96,457	1.7%
Net operating income (NOI)	45,615	42,950	6.2%	138,439	133,334	3.8%
margin	*57.6%*	*56.4%*		*58.5%*	*58.0%*	
Suburban Cash Basis NOI	**$ 45,735**	**$ 41,883**	**9.2%**	**$ 137,180**	**$ 125,674**	**9.2%**
margin	*57.7%*	*55.8%*		*58.3%*	*56.6%*	

(1) Includes properties continuously owned from July 1, 2013 through September 30, 2014 for the quarter to date periods presented, and from January 1, 2013 through September 30, 2014 for the year to date periods presented. Amounts related to the settlement of outstanding assets and liabilities of previously-disposed properties that are reflected in our consolidated results are excluded.

TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE

As of September 30, 2014 (1)

(sorted by annualized rental revenue, dollars in thousands)

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Date Acquired	Weighted Average Year Built or Substantially Renovated (5)
1. Illinois Center	Chicago	IL	2	CBD	2,090,162	73.2%	46,453	332,360	311,267	5/11/2011;1/9/2012	2001
2. 600 West Chicago Avenue	Chicago	IL	2	CBD	1,511,849	91.9%	44,959	354,258	328,949	8/10/2011	2001
3. 1735 Market Street	Philadelphia	PA	1	CBD	1,290,678	91.8%	37,012	297,429	189,243	6/30/1998	1990
4. 1500 Market Street	Philadelphia	PA	1	CBD	1,773,967	79.5%	36,113	280,661	214,016	10/10/2002	1974
5. 111 Monument Circle	Indianapolis	IN	2	CBD	1,063,885	82.7%	24,183	172,056	164,369	10/22/2012	1990
6. 111 River Street	Hoboken	NJ	1	CBD	566,215	94.3%	22,496	134,469	117,109	8/11/2009	2002
7. 1225 Seventeenth Street	Denver	CO	1	CBD	672,465	90.0%	20,866	144,818	128,405	6/24/2009	1982
8. 185 Asylum Street	Hartford	CT	1	CBD	868,395	98.6%	20,825	77,609	73,769	3/30/2012	2010
9. 701 Poydras Street	New Orleans	LA	1	CBD	1,256,971	95.6%	20,471	94,645	88,034	8/29/2011	2010
10. 310-320 Pitt Street	Sydney	Australia	1	CBD	313,865	100.0%	17,956	146,543	137,478	12/21/2010	1989
11. 333 108th Avenue NE	Bellevue	WA	1	CBD	416,503	100.0%	17,862	152,536	135,015	11/12/2009	2008
12. 1600 Market Street	Philadelphia	PA	1	CBD	825,968	83.4%	17,758	131,447	80,949	3/30/1998	1983
13. 6600 North Military Trail	Boca Raton	FL	3	Suburban	639,830	100.0%	17,283	145,690	133,522	1/11/2011	2008
14. North Point Office Complex	Cleveland	OH	2	CBD	873,335	79.3%	15,981	121,885	103,909	2/12/2008	1988
15. Arizona Center (6)	Phoenix	AZ	4	CBD	1,070,724	93.8%	15,870	97,014	90,640	3/4/2011	1992
16. 8750 Bryn Mawr Avenue	Chicago	IL	2	Suburban	631,518	92.1%	15,691	90,713	82,233	10/28/2010	2005
17. Foster Plaza	Pittsburgh	PA	8	Suburban	727,365	90.0%	13,003	72,637	56,760	9/16/2005	1993
18. 100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435,067	94.5%	11,827	80,847	72,575	8/11/2010	1989
19. Research Park	Austin	TX	4	Suburban	1,110,007	98.0%	11,507	90,596	64,437	10/7/1998	1976
20. 111 Market Place	Baltimore	MD	1	CBD	540,854	99.2%	11,500	75,948	54,668	1/28/2003	1990
21. 101-115 W. Washington Street	Indianapolis	IN	1	CBD	634,058	91.0%	11,470	87,630	67,799	5/10/2005	1977
22. Bridgepoint Parkway	Austin	TX	5	Suburban	440,007	94.6%	10,792	87,869	53,745	12/5/1997	1995
23. East Eisenhower Parkway	Ann Arbor	MI	2	Suburban	410,464	92.8%	10,363	55,051	49,848	6/15/2010	2006
24. 420 20th Street North	Birmingham	AL	1	CBD	514,893	77.9%	9,722	55,640	51,297	7/29/2011	2006
25. 109 Brookline Avenue	Boston	MA	1	CBD	285,556	94.3%	9,547	45,035	28,133	9/28/1995	1915
26. 111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	373,669	95.9%	9,062	54,966	46,456	6/12/2008	1988
27. Woodcliff Drive	Fairport	NY	6	Suburban	516,760	79.8%	8,516	46,798	43,567	3/14/2006	1995
28. Inverness Center	Birmingham	AL	4	Suburban	475,882	88.1%	8,284	51,460	46,596	12/9/2010	1981
29. 1601 Dry Creek Drive	Longmont	CO	1	Suburban	552,865	97.0%	8,107	32,282	24,402	10/26/2004	1982
30. 5073, 5075, & 5085 S. Syracuse	Denver	CO	1	Suburban	248,493	100.0%	8,035	63,610	57,107	4/16/2010	2007
Subtotal (30 properties)			**63**		**23,132,270**	**89.2%**	**533,514**	**3,674,502**	**3,096,297**		
All other properties (126 properties)			**199**		**19,786,565**	**82.1%**	**258,754**	**2,211,862**	**1,801,744**		
Total (156 properties)			**262**		**42,918,835**	**85.9%**	**$ 792,268**	**$ 5,886,364**	**$ 4,898,041**		

	Q3 2014 NOI (7)	% of NOI	Q3 2014 Cash Basis NOI (7)	% of Cash Basis NOI
Subtotal (30 properties)	$ 78,982	67.4%	$ 75,431	65.8%
All other properties (126 properties)	38,221	32.6%	39,140	34.2%
Total (156 properties)	$ 117,203	100.0%	$ 114,571	100.0%

(1) Excludes properties classified as discontinued operations for the period ended September 30, 2014.

(2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of September 30, 2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Represents the carrying value of real estate properties, after purchase price allocations, impairment write downs and currency adjustments, if any.

(4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment write downs and currency adjustments, if any.

(5) Weighted based on square feet.

(6) Contractual cash payments from one tenant at Arizona Center for 2014 is approximately $8,098 and will decrease to approximately $226 of rent in 2016, excluding variable management fees and reimbursements. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease, and as such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations is de minimis. This direct financing lease has an expiration date in 2045.

(7) Non-GAAP financial measure which is defined in the "Definitions" section of this document. Please refer to the calculation in this document which reconciles the differences between the non-GAAP financial measure and the most directly comparable GAAP financial measure.

9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013 Properties 156 156 156 156 156 Total square feet (2) 42,919 42,920 42,913 42,915 42,867 Percentage leased (3) 85.9% 86.7% 86.5% 87.0% 86.8% Renewal Leases Square feet 792 1,204 459 1,215 1,289 Lease Term (years) 12.4 6.0 5.5 7.2 9.0 Percent change in Cash Rent (4) (2.8%) (2.2%) (3.9%) (3.1%) (6.3%) Percent change in GAAP Rent (4) 0.4% 3.7% (1.2%) 1.9% (0.9%) Total TI & LC per square foot (5) 37.39 $ 9.37 $ 10.98 $ 15.06 $ 25.99 $ Total TI & LC per sq. ft. per year of lease term (5) 3.02 $ 1.56 $ 2.00 $ 2.09 $ 2.89 $ New Leases Square feet 317 358 214 255 401 Lease Term (years) 7.0 5.9 8.1 6.1 6.5 Percent change in Cash Rent (4) (2.9%) (8.9%) 6.2% 2.9% (2.6%) Percent change in GAAP Rent (4) (1.6%) (3.6%) 12.7% 9.7% 1.0% Total TI & LC per square foot (5) 13.83 $ 29.89 $ 27.78 $ 22.74 $ 27.83 $ Total TI & LC per sq. ft. per year of lease term (5) 1.98 $ 5.07 $ 3.43 $ 3.73 $ 4.28 $ Total Leases Square feet 1,109 1,562 673 1,470 1,690 Lease Term (years) 10.8 6.0 6.3 7.0 8.4 Percent change in Cash Rent (4) (2.8%) (4.4%) (0.8%) (1.9%) (5.4%) Percent change in GAAP Rent (4) 0.1% 1.3% 3.0% 3.5% (0.4%) Total TI & LC per square foot (5) 30.66 $ 17.86 $ 24.91 $ 17.24 $ 28.91 $ Total TI & LC per sq. ft. per year of lease term (5) 2.84 $ 2.98 $ 3.95 $ 2.46 $ 3.44 $ (1) (2) (3) (4) (5) LEASING SUMMARY (dollars and square feet in thousands, except per square foot data) Excludes SIR's properties and properties classified as discontinued operations for the period ended September 30, 2014. Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for tenants. Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. Includes commitments made for leasing expenditures and concessions, such as tenant improvements and leasing commissions. The above leasing summary is based on leases executed during the periods indicated. As of and for the Three Months Ended (1) 20 3.7 2.0 14.07 36 16.32 2.45 2.8 16.39 3.2 (2.1%) 26.73 22

LEASING SUMMARY BY PROPERTY LOCATION

(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended [(1)]		
	CBD Properties	Suburban Properties	Total
Properties	40	116	156
Total square feet [(2)]	21,892	21,027	42,919
Percentage leased [(3)]	84.5%	87.4%	85.9%
Renewal Leases			
Square feet	556	236	792
Lease Term (years)	14.7	6.8	12.4
Percentage change in Cash Rent [(4)]	(4.2%)	8.2%	(2.8%)
Percentage change in GAAP Rent [(4)]	(0.7%)	8.5%	0.4%
Total TI & LC per square foot [(5)]	$ 50.50	$ 6.52	$ 37.39
Total TI & LC per sq. ft. per year of lease term [(5)]	$ 3.44	$ 0.96	$ 3.02
New Leases			
Square feet	90	227	317
Lease Term (years)	6.9	7.0	7.0
Percentage change in Cash Rent [(4)]	(8.6%)	3.1%	(2.9%)
Percentage change in GAAP Rent [(4)]	(5.6%)	2.8%	(1.6%)
Total TI & LC per square foot [(5)]	$ 28.98	$ 7.77	$ 13.83
Total TI & LC per sq. ft. per year of lease term [(5)]	$ 4.20	$ 1.11	$ 1.98
Total Leases			
Square feet	646	463	1,109
Lease Term (years)	13.6	6.9	10.8
Percentage change in Cash Rent [(4)]	(4.7%)	5.9%	(2.8%)
Percentage change in GAAP Rent [(4)]	(1.2%)	5.8%	0.1%
Total TI & LC per square foot [(5)]	$ 47.50	$ 7.13	$ 30.66
Total TI & LC per sq. ft. per year of lease term [(5)]	$ 3.49	$ 1.03	$ 2.84

(1) Excludes SIR's properties and properties classified as discontinued operations for the period ended September 30, 2014.

(2) Square feet measurements are subject to modest changes when space is re-measured or re-configured for tenants.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.

(4) Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively.

(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements and leasing commissions.

The above leasing summary is based on leases executed during the periods indicated.

Total Sq. Ft. As of 9/30/2014 Renewals New Total CBD Properties 21,892 556 90 646 Suburban Properties 21,027 236 227 463 Total 42,919 792 317 1,109 Renewals Total % Leased (2) (3) Expired and New Acquisitions Total % Leased (2) CBD Properties 18,688 85.4% (826) 646 - 18,508 84.5% Suburban Properties 18,510 88.0% (604) 463 - 18,369 87.4% Total 37,198 86.7% (1,430) 1,109 - 36,877 85.9% (1) (2) (3) OCCUPANCY AND LEASING ANALYSIS BY PROPERTY LOCATION (1) (square feet in thousands) Property Location Three Months Ended September 30, 2014 Leases Executed During Property Location Square Footage Leased Percent leased includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. Excludes effects of space remeasurements during the period. Excludes properties classified as discontinued operations for the period ended September 30, 2014. June 30, 2014 September 30, 2014 22

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUE [1]
As of September 30, 2014

(square feet in thousands)

	Tenant	Square Feet [2]	% of Total Sq. Ft. [2]	% of Annualized Rental Revenue [3]	Weighted Average Remaining Lease Term
1.	Telstra Corporation Limited	311	0.8%	2.2%	5.7
2.	Office Depot, Inc.	651	1.8%	2.2%	9.0
3.	John Wiley & Sons, Inc.	386	1.0%	2.0%	18.8
4.	Expedia, Inc.	371	1.0%	2.0%	4.1
5.	PNC Financial Services Group	587	1.6%	1.8%	6.4
6.	U.S. Government	463	1.3%	1.6%	5.4
7.	Royal Dutch Shell plc	700	1.9%	1.5%	10.1
8.	J.P. Morgan Chase & Co.	388	1.1%	1.4%	9.6
9.	The Bank of New York Mellon Corp.	395	1.1%	1.4%	3.2
10.	Flextronics International Ltd.	1,051	2.9%	1.4%	5.3
11.	United Healthcare Services Inc.	479	1.3%	1.3%	8.2
12.	Bankers Life and Casualty Company	349	0.9%	1.2%	6.0
13.	Wells Fargo & Co	350	0.9%	1.2%	3.4
14.	Jones Day	343	0.9%	1.1%	11.8
15.	Level 3 Communications, Inc.	219	0.6%	1.1%	5.6
16.	Towers Watson & Co.	348	0.9%	1.1%	4.6
17.	Ballard Spahr LLP	218	0.6%	1.1%	15.4
18.	RE/MAX Holdings, Inc.	248	0.7%	1.0%	13.6
	Total	**7,857**	**21.3%**	**26.6%**	**7.8**

[1] Excludes properties classified as discontinued operations for the period ended September 30, 2014.

[2] Square footage is pursuant to existing leases as of September 30, 2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

[3] Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of September 30, 2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

PORTFOLIO LEASE EXPIRATION SCHEDULE

As of September 30, 2014

(dollars and sq. ft. in thousands)

CBD Properties

Year	Number of Tenants Expiring	Sq. Ft. Expiring [2]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [3]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
10/1/2014 - 12/31/2014	105	310	1.7%	1.7%	$ 7,594	1.5%	1.5%
2015	159	1,870	10.1%	11.8%	54,256	10.9%	12.4%
2016	138	1,676	9.1%	20.8%	41,972	8.4%	20.9%
2017	145	1,467	7.9%	28.8%	40,669	8.2%	29.1%
2018	127	2,421	13.1%	41.8%	60,272	12.1%	41.2%
2019	89	1,420	7.7%	49.5%	38,653	7.8%	48.9%
2020	53	2,019	10.9%	60.4%	62,308	12.5%	61.5%
2021	42	1,240	6.7%	67.1%	32,737	6.6%	68.1%
2022	33	999	5.4%	72.5%	28,074	5.6%	73.7%
2023	39	1,211	6.5%	79.1%	31,896	6.4%	80.1%
Thereafter	57	3,877	20.9%	100.0%	98,921	19.9%	100.0%
Total	987	18,510	100.0%		$ 497,352	100.0%	
Weighted average remaining lease term (in years)		6.6			6.2		

Suburban Properties

Year	Number of Tenants Expiring	Sq. Ft. Expiring [2]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [3]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
10/1/2014 - 12/31/2014	81	698	3.8%	3.8%	$ 10,628	3.6%	3.6%
2015	154	2,273	12.4%	16.2%	37,651	12.8%	16.4%
2016	164	3,196	17.4%	33.6%	40,634	13.8%	30.1%
2017	123	1,930	10.5%	44.1%	35,003	11.9%	42.0%
2018	91	1,569	8.5%	52.6%	23,913	8.1%	50.1%
2019	71	2,260	12.3%	64.9%	30,282	10.3%	60.4%
2020	48	1,581	8.6%	73.5%	19,686	6.7%	67.1%
2021	37	1,005	5.5%	79.0%	18,422	6.2%	73.3%
2022	21	844	4.6%	83.6%	12,687	4.3%	77.6%
2023	23	1,571	8.6%	92.1%	38,724	13.1%	90.7%
Thereafter	23	1,442	7.9%	100.0%	27,286	9.3%	100.0%
Total	836	18,369	100.0%		$ 294,916	100.0%	
Weighted average remaining lease term (in years)		4.6			5.0		

Total Properties

Year	Number of Tenants Expiring	Sq. Ft. Expiring [2]	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring [3]	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
10/1/2014 - 12/31/2014	186	1,008	2.7%	2.7%	$ 18,222	2.3%	2.3%
2015	313	4,143	11.2%	13.9%	91,907	11.6%	13.9%
2016	302	4,872	13.2%	27.1%	82,606	10.4%	24.3%
2017	268	3,397	9.2%	36.3%	75,672	9.6%	33.9%
2018	218	3,990	10.8%	47.1%	84,185	10.6%	44.5%
2019	160	3,680	10.0%	57.1%	68,935	8.7%	53.2%
2020	101	3,600	9.8%	66.9%	81,994	10.3%	63.5%
2021	79	2,245	6.1%	73.0%	51,159	6.5%	70.0%
2022	54	1,843	5.0%	78.0%	40,761	5.1%	75.1%
2023	62	2,782	7.5%	85.5%	70,620	8.9%	84.0%
Thereafter	80	5,319	14.5%	100.0%	126,207	16.0%	100.0%
Total	1,823	36,879	100.0%		$ 792,268	100.0%	
Weighted average remaining lease term (in years)		5.6			5.8		

(1) Excludes properties classified as discontinued operations for the period ended September 30, 2014.

(2) Square feet is pursuant to existing leases as of September 30, 2014 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease. Square feet expiring in 2014 includes 164 square feet of month-to-month leases, 105 square feet of which relates to the self-storage facility in Hawaii.

(3) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of 9/30/2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

PROPERTY DETAIL

As of September 30, 2014[1]

(sorted by geographic location, dollars in thousands)

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue [2]	Undepreciated Book Value [3]	Net Book Value [4]	Date Acquired	Weighted Average Year Built or Substantially Renovated [5]
1. 2501 20th Place South	Birmingham	AL	1	CBD	125,722	98.6%	$ 2,947	$ 24,114	$ 20,110	12/27/2006	2001
2. 420 20th Street North	Birmingham	AL	1	CBD	514,893	77.9%	9,722	55,640	51,297	7/29/2011	2006
3. Inverness Center	Birmingham	AL	4	Suburban	475,882	88.1%	8,284	51,460	46,596	12/9/2010	1981
4. 785 Schilinger Road South	Mobile	AL	1	Suburban	72,000	100.0%	1,031	11,269	9,583	10/22/2007	1998
5. Arizona Center [6]	Phoenix	AZ	4	CBD	1,070,724	93.8%	15,870	97,014	90,640	3/4/2011	1992
6. 4 South 84th Avenue	Tolleson	AZ	1	Suburban	236,007	100.0%	1,515	11,359	8,781	12/19/2003	1989
7. One South Church Avenue	Tucson	AZ	1	CBD	240,811	66.1%	3,848	32,961	24,078	2/27/2002	1986
8. Parkshore Plaza	Folsom	CA	4	Suburban	269,281	91.3%	5,831	46,575	43,078	6/16/2011	1999
9. Leased Land	Gonzalez	CA	7	Suburban	-	100.0%	3,181	31,827	29,696	8/31/2010	-
10. Sky Park Centre	San Diego	CA	2	Suburban	63,485	100.0%	1,364	9,785	6,826	6/24/2002	1986
11. Sorrento Valley Business Park	San Diego	CA	4	Suburban	105,003	100.0%	2,133	17,526	10,748	12/31/1996	1984
12. 1921 E. Alton Avenue	Santa Ana	CA	1	Suburban	67,846	84.7%	1,683	11,518	8,681	11/10/2003	2000
13. 9110 East Nichols Avenue	Centennial	CO	1	Suburban	143,958	96.2%	2,397	20,285	14,720	11/2/2001	1984
14. 7450 Campus Drive	Colorado Spring:	CO	1	Suburban	77,411	100.0%	1,814	9,481	8,576	4/30/2010	1996
15. 1225 Seventeenth Street	Denver	CO	1	CBD	672,465	90.0%	20,866	144,818	128,405	6/24/2009	1982
16. 5073, 5075, & 5085 S. Syracuse	Denver	CO	1	Suburban	248,493	100.0%	8,035	63,610	57,107	4/16/2010	2007
17. 1601 Dry Creek Drive	Longmont	CO	1	Suburban	552,865	97.0%	8,107	32,282	24,402	10/26/2004	1982
18. 129 Worthington Ridge Road	Berlin	CT	1	Suburban	227,500	100.0%	781	5,252	4,604	10/24/2006	1968
19. 97 Newberry Road	East Windsor	CT	1	Suburban	289,386	100.0%	1,761	15,350	12,873	10/24/2006	1989
20. 185 Asylum Street	Hartford	CT	1	CBD	868,395	98.6%	20,825	77,609	73,769	3/30/2012	2010
21. 599 Research Parkway	Meriden	CT	1	Suburban	48,249	100.0%	823	8,092	6,217	7/24/2003	1982
22. 33 Stiles Lane	North Haven	CT	1	Suburban	175,301	100.0%	1,119	11,447	9,563	10/24/2006	2002
23. 181 Marsh Hill Road	Orange	CT	1	Suburban	162,036	100.0%	1,199	10,793	9,190	10/24/2006	2006
24. 101 Barnes Road	Wallingford	CT	1	Suburban	45,755	90.5%	837	1,468	1,442	12/22/1998	1988
25. 15 Sterling Drive	Wallingford	CT	1	Suburban	173,015	72.5%	1,324	4,805	4,727	10/24/2006	1978
26. 35 Thorpe Avenue	Wallingford	CT	1	Suburban	79,862	71.3%	1,055	6,195	6,073	6/1/1998	1986
27. 50 Barnes Industrial Road North	Wallingford	CT	1	Suburban	154,255	100.0%	1,393	13,876	11,516	10/24/2006	1976
28. 5-9 Barnes Industrial Road	Wallingford	CT	1	Suburban	38,006	99.3%	430	3,510	2,982	10/24/2006	1980
29. 860 North Main Street	Wallingford	CT	1	Suburban	31,165	99.5%	451	4,766	3,886	10/24/2006	1982
30. One Barnes Industrial Road Sout	Wallingford	CT	1	Suburban	30,170	100.0%	351	3,056	2,605	10/24/2006	1977
31. Village Lane	Wallingford	CT	2	Suburban	58,185	84.6%	708	4,016	3,946	10/24/2006	1977
32. 100 Northfield Drive	Windsor	CT	1	Suburban	116,986	83.6%	1,776	15,258	11,165	8/29/2003	1988
33. 1250 H Street, NW	Washington	DC	1	CBD	187,684	58.0%	5,151	64,325	40,695	6/23/1998	1992
34. Georgetown-Green and Harris Bu	Washington	DC	2	CBD	240,475	100.0%	6,072	60,023	55,450	9/3/2009	2006
35. 802 Delaware Avenue	Wilmington	DE	1	CBD	240,780	100.0%	3,607	54,621	33,044	7/23/1998	1986
36. 6600 North Military Trail	Boca Raton	FL	3	Suburban	639,830	100.0%	17,283	145,690	133,522	1/11/2011	2008
37. 225 Water Street	Jacksonville	FL	1	CBD	318,997	41.6%	2,651	19,077	18,919	11/24/2008	1985
38. 9040 Roswell Road	Atlanta	GA	1	Suburban	178,941	86.2%	2,585	23,221	17,954	8/24/2004	1985
39. Executive Park	Atlanta	GA	9	Suburban	427,443	70.2%	5,164	63,484	49,947	7/16/2004;7/26/2007	1972
40. The Exchange	Atlanta	GA	2	Suburban	187,632	79.3%	2,447	17,876	13,647	9/9/2004;9/2/2005	1995
41. 3920 Arkwright Road	Macon	GA	1	Suburban	196,156	83.3%	2,791	24,811	20,185	4/28/2006	1988
42. 1775 West Oak Commons Court	Marietta	GA	1	Suburban	79,854	100.0%	1,180	9,915	8,546	9/5/2007	1998
43. 633 Ahua Street	Honolulu	HI	1	Suburban	120,803	86.8%	1,396	19,305	16,021	12/5/2003	2006
44. 625 Crane Street	Aurora	IL	1	Suburban	103,683	100.0%	408	3,516	3,479	4/2/2007	1977
45. 905 Meridian Lake Drive	Aurora	IL	1	Suburban	74,652	100.0%	2,157	15,378	12,855	5/1/2007	1999
46. 1200 Lakeside Drive	Bannockburn	IL	1	Suburban	260,084	74.6%	4,680	65,038	52,683	12/29/2005	1999
47. 600 West Chicago Avenue	Chicago	IL	2	CBD	1,511,849	91.9%	44,959	354,258	328,949	8/10/2011	2001
48. 8750 Bryn Mawr Avenue	Chicago	IL	2	Suburban	631,518	92.1%	15,691	90,713	82,233	10/28/2010	2005
49. Illinois Center	Chicago	IL	2	CBD	2,090,162	73.2%	46,453	332,360	311,267	5/11/2011;1/9/2012	2001
50. 1717 Deerfield Road	Deerfield	IL	1	Suburban	141,186	69.5%	2,288	8,497	8,356	12/14/2005	1986
51. 1955 West Field Court	Lake Forest	IL	1	Suburban	59,130	100.0%	1,176	13,877	10,985	12/14/2005	2001
52. 11350 North Meridian Street	Carmel	IN	1	Suburban	72,264	71.0%	815	2,756	2,668	6/15/2006	1982
53. 101-115 W. Washington Street	Indianapolis	IN	1	CBD	634,058	91.0%	11,470	87,630	67,799	5/10/2005	1977
54. 111 Monument Circle	Indianapolis	IN	2	CBD	1,063,885	82.7%	24,183	172,056	164,369	10/22/2012	1990
55. 5015 S. Water Circle	Wichita	KS	1	Suburban	113,524	100.0%	581	5,874	5,183	4/2/2007	1995
56. 701 Poydras Street	New Orleans	LA	1	CBD	1,256,971	95.6%	20,471	94,645	88,034	8/29/2011	2010
57. 109 Brookline Avenue	Boston	MA	1	CBD	285,556	94.3%	9,547	45,035	28,133	9/28/1995	1915
58. Adams Place	Braintree/Quincy	MA	2	Suburban	230,259	76.2%	3,774	19,772	19,212	4/3/1998	2006
59. Cabot Business Park	Mansfield	MA	2	Suburban	252,755	53.0%	1,895	15,986	15,633	8/1/2003	1980
60. Cabot Business Park Land	Mansfield	MA	-	Suburban	-	0.0%	-	1,033	1,033	8/1/2003	-
61. 2300 Crown Colony Drive	Quincy	MA	1	Suburban	45,974	95.5%	1,002	8,171	5,839	2/24/2004	1999
62. Myles Standish Industrial Park	Taunton	MA	2	Suburban	74,800	100.0%	1,091	6,816	6,736	8/29/2007	1988
63. 340 Thompson Road	Webster	MA	1	Suburban	25,000	100.0%	191	3,188	1,937	5/15/1997	1995
64. 100 South Charles Street	Baltimore	MD	1	CBD	159,616	86.0%	2,776	16,357	9,694	11/18/1997	1988
65. 111 Market Place	Baltimore	MD	1	CBD	540,854	99.2%	11,500	75,948	54,668	1/28/2003	1990
66. 25 S. Charles Street	Baltimore	MD	1	CBD	343,815	94.0%	6,834	38,498	27,670	7/16/2004	1972
67. 820 W. Diamond	Gaithersburg	MD	1	Suburban	134,933	82.1%	2,670	33,371	23,449	3/31/1997	1995
68. 6710 Oxon Hill	Oxon Hill	MD	1	Suburban	118,336	60.3%	1,683	19,608	12,723	3/31/1997	1992

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue (2)	Undepreciated Book Value (3)	Net Book Value (4)	Date Acquired	Weighted Average Year Built or Substantially Renovated (5)
69. Danac Stiles Business Park	Rockville	MD	3	Suburban	276,637	85.4%	6,728	75,880	59,367	7/20/2004	2002
70. East Eisenhower Parkway	Ann Arbor	MI	2	Suburban	410,464	92.8%	10,363	55,051	49,848	6/15/2010	2006
71. 8800 Queen Avenue South	Bloomington	MN	1	Suburban	280,822	92.7%	4,105	13,604	13,392	3/19/1998	1957
72. 2250 Pilot Knob Road	Mendota Heights	MN	1	Suburban	87,183	100.0%	730	6,426	4,086	3/19/1998	1995
73. 9800 Shelard Parkway	Plymouth	MN	1	Suburban	46,765	77.1%	808	6,631	4,310	8/3/1999	1987
74. Rosedale Corporate Plaza	Roseville	MN	3	Suburban	149,116	100.0%	2,938	27,546	19,083	12/1/1999	1987
75. 411 Farwell Avenue	South St. Paul	MN	1	Suburban	422,727	100.0%	1,980	16,228	13,309	6/2/2004	1970
76. 6200 Glenn Carlson Drive	St. Cloud	MN	1	Suburban	338,000	100.0%	2,212	15,753	14,028	10/15/2009	2013
77. 1000 Shelard Parkway	St. Louis Park	MN	1	Suburban	62,499	65.3%	899	8,726	5,777	8/3/1999	1986
78. 525 Park Street	St. Paul	MN	1	CBD	75,636	84.3%	1,208	8,451	5,416	8/3/1999	1987
79. 1900 Meyer Drury Drive	Arnold	MO	1	Suburban	65,225	100.0%	1,076	8,610	6,624	2/11/2004	1999
80. 4700 Belleview Avenue	Kansas City	MO	1	Suburban	80,615	79.1%	1,097	6,628	5,890	7/17/2008	1986
81. 131-165 West Ninth Street	N. Kansas City	MO	1	Suburban	75,517	100.0%	273	1,753	1,562	7/17/2008	1970
82. 12655 Olive Boulevard	St. Louis	MO	1	Suburban	98,588	98.6%	2,016	14,580	12,672	10/5/2006	1988
83. 1285 Fern Ridge Parkway	St. Louis	MO	1	Suburban	66,510	72.4%	967	10,000	7,588	11/7/2003	1998
84. 300 North Greene Street	Greensboro	NC	1	CBD	324,305	83.7%	6,023	40,550	36,530	9/14/2010	1989
85. 7-9 Vreeland Road	Florham Park	NJ	1	Suburban	155,891	50.0%	1,518	7,215	6,940	7/31/1998	1979
86. 111 River Street	Hoboken	NJ	1	CBD	566,215	94.3%	22,496	134,469	117,109	8/11/2009	2002
87. 5 Paragon Drive	Montvale	NJ	1	Suburban	119,089	100.0%	3,649	17,725	16,451	2/11/2011	2008
88. 1000 Voorhees Drive and 333 and 400 Laurel Oak Drive	Voorhees	NJ	3	Suburban	152,579	61.3%	1,716	10,921	10,682	5/26/1998	1989
89. One Park Square	Albuquerque	NM	6	CBD	259,737	86.7%	4,499	29,503	21,312	2/12/2002	1986
90. Widewaters Parkway	Dewitt	NY	8	Suburban	514,241	72.9%	6,016	24,785	24,223	12/28/1999;3/14/2006	1988
91. 5062 Brittonfield Parkway	East Syracuse	NY	1	Suburban	40,162	100.0%	1,046	3,764	3,714	3/14/2006	1995
92. Woodcliff Drive	Fairport	NY	6	Suburban	516,760	79.8%	8,516	46,798	43,567	3/14/2006	1995
93. 1601 Veterans Highway	Islandia	NY	1	Suburban	63,608	84.2%	1,266	3,513	3,433	6/11/1999	1987
94. Two Corporate Center Drive	Melville	NY	1	Suburban	291,230	47.8%	3,287	21,821	21,260	7/22/1999	1985
95. Interstate Place	North Syracuse	NY	2	Suburban	61,399	81.0%	814	2,930	2,877	3/14/2006	1973
96. 1000 Pittsford-Victor Road	Pittsford	NY	1	Suburban	73,358	53.4%	562	2,922	2,867	3/14/2006	1986
97. 1200 Pittsford - Victor Road	Pittsford	NY	1	Suburban	18,900	100.0%	367	1,854	1,829	11/30/2004	2003
98. Corporate Crossing	Pittsford	NY	5	Suburban	216,126	81.9%	3,175	14,241	14,016	11/30/2004	2000
99. Canal View Boulevard	Rochester	NY	3	Suburban	118,375	100.0%	1,576	11,624	9,937	1/6/2006	2000
100. 14 Classic Street	Sherburne	NY	1	Suburban	37,084	100.0%	204	1,389	1,123	3/14/2006	2000
101. 110 W Fayette Street	Syracuse	NY	1	CBD	304,906	82.3%	3,631	20,337	19,904	6/29/1999	2012
102. 251 Salina Meadows Parkway	Syracuse	NY	1	Suburban	65,617	87.5%	907	2,887	2,806	9/24/1999	1990
103. 11311 Cornell Park Drive	Blue Ash	OH	1	Suburban	93,413	67.1%	957	6,612	6,472	6/15/2006	1982
104. North Point Office Complex	Cleveland	OH	2	CBD	873,335	79.3%	15,981	121,885	103,909	2/12/2008	1988
105. 5300 Kings Island Drive	Mason	OH	1	Suburban	159,421	78.6%	1,706	11,350	10,866	6/10/1998	1994
106. 3 Crown Point Court	Sharonville	OH	1	Suburban	73,987	100.0%	1,488	9,548	7,687	12/30/2005	1999
107. Raintree Industrial Park	Solon	OH	12	Suburban	563,182	85.5%	2,081	12,076	11,812	7/16/2004	1975
108. 401 Vine Street	Delmont	PA	1	Suburban	53,980	100.0%	528	7,117	6,160	10/22/2007	1999
109. 515 Pennsylvania Avenue	Fort Washington	PA	1	Suburban	82,000	77.0%	1,342	14,657	10,355	9/22/1997	1998
110. 443 Gulph Road	King of Prussia	PA	1	Suburban	21,000	100.0%	453	4,428	2,925	9/22/1997	1966
111. 4350 Northern Pike	Monroeville	PA	1	Suburban	503,885	46.5%	4,016	75,237	60,631	9/16/2004	2012
112. Cherrington Corporate Center	Moon Township	PA	7	Suburban	454,890	67.6%	6,164	69,506	50,962	9/14/1998;8/23/1999	1997
113. 1500 Market Street	Philadelphia	PA	1	CBD	1,773,967	79.5%	36,113	280,661	214,016	10/10/2002	1974
114. 1525 Locust Street	Philadelphia	PA	1	CBD	98,009	95.2%	2,245	11,161	7,539	6/11/1999	1987
115. 1600 Market Street	Philadelphia	PA	1	CBD	825,968	83.4%	17,758	131,447	80,949	3/30/1998	1983
116. 16th and Race Street	Philadelphia	PA	1	CBD	608,625	0.0%	-	50,000	49,129	11/13/1997	1980
117. 1735 Market Street	Philadelphia	PA	1	CBD	1,290,678	91.8%	37,012	297,429	189,243	6/30/1998	1990
118. Foster Plaza	Pittsburgh	PA	8	Suburban	727,365	90.0%	13,003	72,637	56,760	9/16/2005	1993
119. 128 Crews Drive	Columbia	SC	1	Suburban	185,600	100.0%	599	3,747	3,389	4/2/2007	2011
120. 1320 Main Street	Columbia	SC	1	CBD	334,075	91.2%	7,612	55,046	52,381	9/18/2012	2004
121. 111 Southchase Boulevard	Fountain Inn	SC	1	Suburban	168,087	100.0%	714	8,309	6,966	5/23/2007	1987
122. 1043 Global Avenue	Graniteville	SC	1	Suburban	450,000	100.0%	1,510	16,870	13,951	4/2/2007	1998
123. 633 Frazier Drive	Franklin	TN	1	Suburban	150,000	100.0%	2,139	18,980	16,681	10/22/2007	1999
124. 775 Ridge Lake Boulevard	Memphis	TN	1	CBD	120,678	79.7%	2,570	20,829	15,912	4/28/2004	2000
125. 1601 Rio Grande Street	Austin	TX	1	CBD	56,219	85.9%	1,166	8,086	5,273	6/3/1999	1985
126. 206 East 9th Street	Austin	TX	1	CBD	170,052	100.0%	5,816	48,218	45,940	5/31/2012	1984
127. 4515 Seton Center Parkway	Austin	TX	1	Suburban	117,265	96.8%	2,672	22,863	14,755	10/8/1999	1997
128. 4516 Seton Center Parkway	Austin	TX	1	Suburban	120,559	94.8%	2,583	23,272	14,793	10/8/1999	1985
129. 7800 Shoal Creek Boulevard	Austin	TX	4	Suburban	151,917	92.1%	2,811	20,855	14,216	6/30/1999	1974
130. 812 San Antonio Street	Austin	TX	1	CBD	59,321	88.4%	1,345	8,472	5,745	8/18/1999	1987
131. 8701 N Mopac	Austin	TX	1	Suburban	121,901	90.1%	1,735	18,644	12,513	8/3/1999	1982
132. Bridgepoint Parkway	Austin	TX	5	Suburban	440,007	94.6%	10,792	87,869	53,745	12/5/1997	1995
133. Lakewood on the Park	Austin	TX	2	Suburban	180,558	94.5%	4,081	37,070	23,731	10/20/1998	1998
134. Research Park	Austin	TX	4	Suburban	1,110,007	98.0%	11,507	90,596	64,437	10/7/1998	1976
135. 9840 Gateway Boulevard North	El Paso	TX	1	Suburban	72,000	100.0%	1,170	11,432	9,741	10/22/2007	1999
136. 3003 South Expressway 281	Hidalgo	TX	1	Suburban	150,000	100.0%	2,036	17,004	14,296	10/22/2007	1999
137. 3330 N Washington Boulevard	Arlington	VA	1	Suburban	55,719	15.3%	311	8,845	5,795	8/26/1998	1987
138. Thunderbolt Place	Chantilly	VA	2	Suburban	100,505	87.9%	1,521	14,562	9,675	9/29/1999	1988
139. 6160 Kempsville Circle	Norfolk	VA	1	Suburban	129,565	37.1%	946	14,973	10,980	10/25/2002	1987
140. 448 Viking Drive	Virginia Beach	VA	1	Suburban	75,374	75.7%	1,007	7,556	5,959	6/4/2004	1991

Property	City	State	No. of Buildings	Property Location	Square Feet	Leased Occupancy	Annualized Rental Revenue [(2)]	Undepreciated Book Value [(3)]	Net Book Value [(4)]	Date Acquired	Weighted Average Year Built or Substantially Renovated [(5)]
141. 333 108th Avenue NE	Bellevue	WA	1	CBD	416,503	100.0%	17,862	152,536	135,015	11/12/2009	2008
142. 600 108th Avenue NE	Bellevue	WA	1	CBD	243,520	84.2%	5,417	45,101	35,394	7/16/2004	2012
143. 1331 North Center Parkway	Kennewick	WA	1	Suburban	53,980	100.0%	959	9,187	7,910	10/22/2007	1999
144. 100 East Wisconsin Avenue	Milwaukee	WI	1	CBD	435,067	94.5%	11,827	80,847	72,575	8/11/2010	1989
145. 111 East Kilbourn Avenue	Milwaukee	WI	1	CBD	373,669	95.9%	9,062	54,966	46,456	6/12/2008	1988
146. 7 Modal Crescent	Canning Vale	Australia	1	Suburban	164,160	100.0%	1,427	14,160	13,708	10/7/2010	2001
147. 71-93 Whiteside Road	Clayton	Australia	1	Suburban	303,488	100.0%	1,950	16,283	15,529	10/7/2010	1965
148. 9-13 Titanium Court	Crestmead	Australia	1	Suburban	69,664	46.8%	324	5,875	5,592	10/7/2010	2005
149. 16 Rodborough Road	Frenchs Forest	Australia	1	Suburban	90,525	100.0%	2,261	15,489	14,624	10/7/2010	1987
150. 22 Rodborough Road	Frenchs Forest	Australia	1	Suburban	43,427	100.0%	894	7,298	6,854	10/7/2010	1997
151. 127-161 Cherry Lane	Laverton North	Australia	1	Suburban	278,570	100.0%	722	8,721	8,257	10/7/2010	1965
152. 310-314 Invermay Road	Mowbray	Australia	1	Suburban	47,480	100.0%	188	862	815	10/7/2010	1970
153. 253-293 George Town Road	Rocherlea	Australia	1	Suburban	143,914	100.0%	976	3,068	2,950	10/7/2010	1970
154. 310-320 Pitt Street	Sydney	Australia	1	CBD	313,865	100.0%	17,956	146,543	137,478	12/21/2010	1989
155. 44-46 Mandarin Street	Villawood	Australia	1	Suburban	226,718	82.7%	1,513	14,357	13,552	10/7/2010	1980
156. 19 Leadership Way	Wangara	Australia	1	Suburban	76,714	100.0%	689	6,361	6,112	10/7/2010	2000
			262		42,918,835	85.9%	$ 792,268	$ 5,886,364	$ 4,898,041		

(1) Excludes properties classified as discontinued operations for the period ended September 30, 2014.

(2) Annualized rental revenue is annualized contractual rents from our tenants pursuant to existing leases as of September 30, 2014, plus straight line rent adjustments and estimated recurring expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Represents the carrying value of real estate properties, after purchase price allocations, impairment writedowns and currency adjustments, if any.

(4) Represents the carrying value of real estate properties, after depreciation and amortization, purchase price allocations, impairment writedowns and currency adjustments, if any.

(5) Weighted based on square feet.

(6) Contractual cash payments from one tenant at Arizona Center for 2014 is approximately $8,098 and will decrease to approximately $226 of rent in 2016, excluding variable management fees and reimbursements. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease require us to classify the lease as a direct financing (or capital) lease, and as such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations is de minimis. This direct financing lease has an expiration date in

September 30, September 30, 2014 2013 2014 2013 Revenues: Rental income (1) (16) $ 13,462 $ 14,220 $ 44,096 $ Tenant reimbursements and other income 407 1,697 1,730 5,509 Total revenues 391 15,159 15,950 49,605 Expenses: Operating expenses 261 9,699 7,115 31,291 Depreciation and amortization (2) - 3,842 - 11,725 General and administrative 6 1,088 9 3,544 Total expenses 267 14,629 7,124 46,560 Operating income 124 530 8,826 3,045 Interest and other income 2 1 2 13 Interest expense (31) (436) (608) (1,326) Income from discontinued operations 95 $ 95 $ 8,220 $ 1,732 $ (1) (2) We cease depreciation and amortization when properties are reclassified as held for sale. We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR DISCONTINUED OPERATIONS (dollars in thousands) For the Three Months Ended For the Nine Months Ended 28

SUMMARY OF EQUITY INVESTMENTS

(dollars in thousands)

	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Common shares owned:					
Select Income REIT [(1)]	-	22,000,000	22,000,000	22,000,000	22,000,000
Affiliates Insurance Company [(2)]	-	-	20,000	20,000	20,000
Percent owned:					
Select Income REIT [(1)]	0.0%	36.7%	44.1%	44.2%	44.2%
Affiliates Insurance Company [(2)]	0.0%	0.0%	12.5%	12.5%	12.5%
Percent of total assets (book value):					
Select Income REIT [(1)]	0.0%	8.1%	7.8%	7.7%	7.5%
Affiliates Insurance Company [(2)]	0.0%	0.0%	0.1%	0.1%	0.1%
Total	0.0%	8.1%	7.9%	7.8%	7.6%
Carrying book value on balance sheet:					
Select Income REIT [(1)]	$ -	$ 531,862	$ 513,099	$ 512,078	$ 511,473
Affiliates Insurance Company [(2)]	-	-	5,835	5,913	5,781
Total	$ -	$ 531,862	$ 518,934	$ 517,991	$ 517,254
Market value of shares owned:					
Select Income REIT [(1)]	$ -	$ 652,080	$ 665,940	$ 588,280	$ 567,600
Affiliates Insurance Company [(2)]	N/A	N/A	N/A	N/A	N/A
Total	$ -	$ 652,080	$ 665,940	$ 588,280	$ 567,600

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2014	2013	2014	2013
Equity in earnings (loss) of investees:				
Select Income REIT [(1)]	$ 1,072	$ 10,428	$ 24,516	$ 10,428
Government Properties Income Trust [(3)]	-	-	-	4,111
Affiliates Insurance Company [(2)]	-	64	(56)	374
	$ 1,072	$ 10,492	$ 24,460	$ 14,913
FFO from investees:				
Select Income REIT [(1)]	$ 1,456	$ 14,031	$ 33,063	$ 14,031
Government Properties Income Trust [(3)]	-	-	-	4,591
Affiliates Insurance Company [(2)]	-	64	(56)	374
	$ 1,456	$ 14,095	$ 33,007	$ 18,996

(1) On July 2, 2013, SIR issued and sold to the public 10,500,000 of its common shares of beneficial interest in an underwritten public offering. Prior to this offering, EQC's 22,000,000 common shares of SIR represented more than 50% of SIR's outstanding common shares and SIR's financial position and results of operations were consolidated in EQC's financial statements. Beginning on July 2, 2013, EQC no longer consolidates its investment in SIR, but instead accounts for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. EQC recognized a gain on this sale by an equity investee of $16,911 as a result of the per share sales price of this transaction being above EQC's per share carrying value. On July 9, 2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2) Affiliates Insurance Company, or AIC, is a private company that, until May 9, 2014, was owned equally by Reit Management & Research LLC, or RMR, and each of the public companies to which RMR provides management services, including EQC and SIR. The amounts presented include SIR's equity investment in AIC from May 2012 until July 2, 2013 when SIR was no longer EQC's consolidated subsidiary. On May 9, 2014, as a result of the change in control of EQC and in accordance with the terms of a shareholders agreement among EQC and the other AIC shareholders, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

(3) In March 2013, EQC sold all 9,950,000 common shares that it owned of GOV in a public offering for $25.20 per common share, raising gross proceeds of $250,740. EQC recognized a gain on this sale of an equity investment of $66,293 as a result of the per share sale price being above EQC's per share carrying value.

Funds from Operations (FFO) and Normalized FFO Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA DEFINITIONS We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests. Normalized FFO begins with FFO and excludes lease value amortization, straight line rent, gains and losses on early extinguishment of debt, gains and losses on the sale of equity investments, gains and losses on the issuance of shares by an equity investee, shareholder litigation and transition-related expenses, acquisition related costs, interest earned from direct financing lease, and our portion of these items related to equity investees and noncontrolling interests. Normalized FFO also includes the minimum cash rent from direct financing lease. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income and cash flow from operating activities. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do. We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, 3) depreciation and amortization, and 4) our portion of these items related to equity investees. We calculate Adjusted EBITDA as EBITDA excluding 1) loss on asset impairment, 2) acquisition related costs, 3) loss on early extinguishment of debt, 4) shareholder litigation costs and transition-related expenses, 5) gains or losses on sale of properties, 6) gains or losses on sale of equity investments, 7) gains or losses on issuance of shares by an equity investee, and 8) our portion of these items related to equity investees. We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. 30

Net Operating Income (NOI) and Cash Basis NOI Tenant Improvements Capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space. Leasing Costs Building Improvements Expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. We define NOI as income from our real estate including lease termination fees received from tenants less our property operating expenses, which expenses include property marketing costs. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions. We define Cash Basis NOI as NOI less non cash straight line rent adjustments, lease value amortization and lease termination fees. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI internally to evaluate individual, regional and combined property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our properties' results of operations. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP, and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth, net income available for EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. Leasing related costs such as brokerage commissions and related legal expenses. Development, Redevelopment and Other Activities Includes 1) major capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and 2) major capital expenditure projects that reposition a property or result in new sources of revenue. 31